Exhibit 99.8

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004 -NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004 -NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays . Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up - to-date. The Information contained herein is preliminary and is has been prepared solely for information purpose s. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the ass umptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as man ager, co -manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market -makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related deri vatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitati on or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Document s") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained b y contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-NC2
All records

1. Range of Gross Interest Rates (%)

                                                                                            Weighted
Range of                                                               % by                  Average            Weighted    Wtd
Gross                                     Current        Average      Current    Weighted    Stated             Average     Avg
Interest                   Number of     Principal       Current     Principal   Average    Remaining   FICO    Original   Back
Rates (%)                    Loans        Balance        Balance      Balance     Coupon      Term      Score     LTV      Ratio
------------------------   ---------   --------------   ----------   ---------   --------   ---------   -----   --------   -----
4.000% - 4.999%                   42    14,465,217.50   344,409.94        3.61      4.637         298     736      81.99   41.02
5.000% - 5.999%                  570   156,431,157.22   274,440.63       39.04      5.647         351     673      80.86   39.89
6.000% - 6.999%                  825   217,071,137.61   263,116.53       54.18      6.422         356     667      82.66   39.85
7.000% - 7.999%                   51    11,241,051.12   220,412.77        2.81      7.290         357     653      86.36   38.80
8.000% - 8.999%                    7     1,459,742.51   208,534.64        0.36      8.181         357     659      91.14   33.22
Total:                         1,495   400,668,305.96   268,005.56      100.00      6.086         352     671      82.07   39.85


Range of                                              Pct
Gross                        Pct     Pct     Pct     Cash
Interest                    Full    Owner   Single   -out
Rates (%)                    Doc     Occ    Family   Refi
------------------------    -----   -----   ------   -----
4.000% - 4.999%              2.12   98.29    75.16   23.90
5.000% - 5.999%             39.87   99.09    74.54   33.26
6.000% - 6.999%             18.43   98.63    72.34   35.20
7.000% - 7.999%              7.67   88.33    69.15   53.58
8.000% - 8.999%              0.00   74.00    65.31   34.25
Total:                      25.84   98.42    73.19   34.54
Minimum: 4.125%
Maximum: 8.650%
Weighted Average: 6.086%



2. Range of Cut-off Date Principal Balances ($)

                                                                                            Weighted
Range of                                                               % by                  Average            Weighted    Wtd
Cut-off                                   Current        Average      Current    Weighted    Stated             Average     Avg
Date Principal             Number of     Principal       Current     Principal   Average    Remaining   FICO    Original   Back
Balances ($)                 Loans        Balance        Balance      Balance     Coupon      Term      Score     LTV      Ratio
------------------------   ---------   --------------   ----------   ---------   --------   ---------   -----   --------   -----
$50,001 - $75,000                  5       333,120.01    66,624.00        0.08      7.243         357     662      88.60   36.90
$75,001 - $100,000                36     3,300,394.98    91,677.64        0.82      6.477         356     668      79.03   37.79
$100,001 - $200,000              431    67,174,937.06   155,858.32       16.77      6.199         355     669      80.92   39.55
$200,001 - $300,000              455   113,717,775.59   249,929.18       28.38      6.115         354     672      81.71   39.32
$300,001 - $400,000              415   143,524,230.86   345,841.52       35.82      6.082         353     672      82.36   40.45
$400,001 - $500,000              118    52,544,958.67   445,296.26       13.11      6.041         352     667      83.92   39.33
$500,001 - $600,000               27    14,811,167.76   548,561.77        3.70      5.616         336     682      81.72   41.16
$600,001 - $700,000                7     4,512,128.37   644,589.77        1.13      5.395         314     692      80.86   40.62
$700,001 - $800,000                1       749,592.66   749,592.66        0.19      6.500         357     636      78.95   49.90
Total:                         1,495   400,668,305.96   268,005.56      100.00      6.086         352     671      82.07   39.85

Range of                                             Pct
Cut-off                     Pct     Pct     Pct     Cash
Date Principal             Full    Owner   Single   -out
Balances ($)                Doc     Occ    Family   Refi
-----------------------    -----   -----   ------   -----
$50,001 - $75,000           0.00   100.00   82.44   39.04
$75,001 - $100,000         32.57   97.55    64.18   26.59
$100,001 - $200,000        33.54   97.77    72.22   26.88
$200,001 - $300,000        24.41   97.85    69.00   33.32
$300,001 - $400,000        19.65   99.05    76.15   34.32
$400,001 - $500,000        27.75   98.18    78.41   45.73
$500,001 - $600,000        45.04   100.00   67.54   41.01
$600,001 - $700,000        43.84   100.00   57.93   29.64
$700,001 - $800,000        100.00  100.00  100.00   100.00
Total:                     25.84   98.42    73.19   34.54
Minimum: $58,500
Maximum: $749,593
Average: $268,006



3. Fico Distribution

                                                                                            Weighted
                                                                       % by                  Average            Weighted    Wtd
                                          Current        Average      Current    Weighted    Stated             Average     Avg
Fico                       Number of     Principal       Current     Principal   Average    Remaining   FICO    Original   Back
Distribution                 Loans        Balance        Balance      Balance     Coupon      Term      Score     LTV      Ratio
------------------------   ---------   --------------   ----------   ---------   --------   ---------   -----   --------   -----
576 - 600                         30     7,586,144.63   252,871.49        1.89      6.257         356     589      78.48   38.48
601 - 650                        499   131,302,997.44   263,132.26       32.77      6.216         356     636      82.54   39.74
651 >=                           966   261,779,163.89   270,992.92       65.34      6.015         350     692      81.94   39.95
Total:                         1,495   400,668,305.96   268,005.56      100.00      6.086         352     671      82.07   39.85


                                                      Pct
                             Pct     Pct     Pct     Cash
Fico                        Full    Owner   Single   -out
Distribution                 Doc     Occ    Family   Refi
------------------------    -----   -----   ------   -----
576 - 600                   47.06   98.36    67.35   68.80
601 - 650                   37.63   98.75    76.86   47.61
651 >=                      19.32   98.25    71.51   27.00
Total:                      25.84   98.42    73.19   34.54
Minimum: 580
Maximum: 803
Weighted Average: 671.5



4. Range of Original LTV Ratios (%) (%)

                                                                                            Weighted
                                                                       % by                  Average            Weighted    Wtd
Range of                                  Current        Average      Current    Weighted    Stated             Average     Avg
Original                   Number of     Principal       Current     Principal   Average    Remaining   FICO    Original   Back
LTV Ratios (%) (%)           Loans        Balance        Balance      Balance     Coupon      Term      Score     LTV      Ratio
------------------------   ---------   --------------   ----------   ---------   --------   ---------   -----   --------   -----
<= 80.00%                      1,043   266,353,155.11   255,372.15       66.48      6.036         353     674      78.62   40.57
80.01% - 85.00%                  130    40,352,354.06   310,402.72       10.07      5.826         342     675      84.36   38.59
85.01% - 90.00%                  237    70,115,656.59   295,846.65       17.50      6.274         355     663      89.55   38.33
90.01% - 95.00%                   85    23,847,140.20   280,554.59        5.95      6.530         357     664      94.69   38.46
Total:                         1,495   400,668,305.96   268,005.56      100.00      6.086         352     671      82.07   39.85


                                                     Pct
Range of                    Pct     Pct     Pct     Cash
Original                   Full    Owner   Single   -out
LTV Ratios (%) (%)          Doc     Occ    Family   Refi
-----------------------    -----   -----   ------   -----
<= 80.00%                  24.18   99.23    72.35   23.07
80.01% - 85.00%            23.99   94.67    76.12   54.73
85.01% - 90.00%            26.67   97.21    73.07   60.09
90.01% - 95.00%            45.10   99.17    77.91   53.41
Total:                     25.84   98.42    73.19   34.54
Minimum: 31.75%
Maximum: 95.00%
Weighted Average: 82.07%



5. Occupancy

                                                                                            Weighted
                                                                       % by                  Average            Weighted    Wtd
                                          Current        Average      Current    Weighted    Stated             Average     Avg
                           Number of     Principal       Current     Principal   Average    Remaining   FICO    Original   Back
Occupancy                    Loans        Balance        Balance      Balance     Coupon      Term      Score     LTV      Ratio
------------------------   ---------   --------------   ----------   ---------   --------   ---------   -----   --------   -----
Primary                        1,468   394,327,706.39   268,615.60       98.42      6.078         352     671      82.06   39.84
Investment                        15     3,412,268.13   227,484.54        0.85      6.547         356     682      79.46   44.06
Second Home                       12     2,928,331.44   244,027.62        0.73      6.634         351     663      86.64   37.02
Total:                         1,495   400,668,305.96   268,005.56      100.00      6.086         352     671      82.07   39.85


                                                       Pct
                              Pct     Pct     Pct     Cash
                             Full    Owner   Single   -out
Occupancy                     Doc     Occ    Family   Refi
------------------------     -----   -----   ------   -----
Primary                      25.77   100.00   73.43   34.30
Investment                   40.46    0.00    38.60   50.59
Second Home                  18.48    0.00    80.35   48.22
Total:                       25.84   98.42    73.19   34.54



6. Loan Purpose

                                                                                            Weighted
                                                                       % by                  Average            Weighted    Wtd
                                          Current        Average      Current    Weighted    Stated             Average     Avg
Loan                       Number of     Principal       Current     Principal   Average    Remaining   FICO    Original   Back
Purpose                      Loans        Balance        Balance      Balance     Coupon      Term      Score     LTV      Ratio
------------------------   ---------   --------------   ----------   ---------   --------   ---------   -----   --------   -----
Purchase                         915   239,533,120.03   261,784.83       59.78      6.079         353     679      81.84   40.34
Refinance - Cashout              485   138,408,281.57   285,377.90       34.54      6.138         352     659      82.45   39.09
Refinance - Rate Term             95    22,726,904.36   239,230.57        5.67      5.835         349     670      82.10   39.42
Total:                         1,495   400,668,305.96   268,005.56      100.00      6.086         352     671      82.07   39.85


                                                     Pct
                            Pct     Pct     Pct     Cash
Loan                       Full    Owner   Single   -out
Purpose                     Doc     Occ    Family   Refi
-----------------------    -----   -----   ------   -----
Purchase                   23.24   98.78    71.82    0.00
Refinance - Cashout        28.08   97.73    74.84   100.00
Refinance - Rate Term      39.61   98.73    77.47    0.00
Total:                     25.84   98.42    73.19   34.54



7. Documentation Level

                                                                                            Weighted
                                                                       % by                  Average            Weighted    Wtd
                                          Current        Average      Current    Weighted    Stated             Average     Avg
Documentation              Number of     Principal       Current     Principal   Average    Remaining   FICO    Original   Back
Level                        Loans        Balance        Balance      Balance     Coupon      Term      Score     LTV      Ratio
------------------------   ---------   --------------   ----------   ---------   --------   ---------   -----   --------   -----
Stated Documentation           1,048   284,928,688.84   271,878.52       71.11      6.162         351     678      81.66   39.75
Full Documentation               404   103,548,556.76   256,308.31       25.84      5.879         355     655      83.03   41.06
Limited Documentation             43    12,191,060.36   283,513.03        3.04      6.055         356     657      83.44   32.07
Total:                         1,495   400,668,305.96   268,005.56      100.00      6.086         352     671      82.07   39.85


                                                      Pct
                             Pct     Pct     Pct     Cash
Documentation               Full    Owner   Single   -out
Level                        Doc     Occ    Family   Refi
------------------------    -----   -----   ------   -----
Stated Documentation         0.00   98.72    74.53   32.82
Full Documentation          100.00  98.14    69.16   37.54
Limited Documentation        0.00   93.74    75.87   49.47
Total:                      25.84   98.42    73.19   34.54



8. Back Ratio

                                                                                            Weighted
                                                                       % by                  Average            Weighted    Wtd
                                          Current        Average      Current    Weighted    Stated             Average     Avg
Back                       Number of     Principal       Current     Principal   Average    Remaining   FICO    Original   Back
Ratio                        Loans        Balance        Balance      Balance     Coupon      Term      Score     LTV      Ratio
------------------------   ---------   --------------   ----------   ---------   --------   ---------   -----   --------   -----
0.01 - 5.00                        2       733,500.00   366,750.00        0.18      6.241         357     641      90.00    2.62
5.01 - 10.00                       3       805,534.18   268,511.39        0.20      7.047         357     610      72.28    8.11
10.01 - 15.00                      2       623,995.79   311,997.90        0.16      5.829         356     745      83.23   14.57
15.01 - 20.00                     17     4,424,484.16   260,263.77        1.10      6.237         353     664      86.03   17.59
20.01 - 25.00                     50    11,340,942.53   226,818.85        2.83      6.329         355     670      82.24   22.73
25.01 - 30.00                     89    23,575,861.23   264,897.32        5.88      6.131         351     670      82.10   28.09
30.01 - 35.00                    184    48,830,973.90   265,385.73       12.19      6.027         353     671      82.38   33.00
35.01 - 40.00                    332    87,832,641.12   264,556.15       21.92      6.074         352     674      82.17   37.48
40.01 - 45.00                    398   106,324,767.48   267,147.66       26.54      6.121         354     673      82.23   42.51
45.01 - 50.00                    411   114,189,216.56   277,832.64       28.50      6.038         350     670      81.79   47.52
50.01 - 55.00                      7     1,986,389.01   283,769.86        0.50      6.245         356     657      67.33   51.75
Total:                         1,495   400,668,305.96   268,005.56      100.00      6.086         352     671      82.07   39.85


                                                       Pct
                              Pct     Pct     Pct     Cash
Back                         Full    Owner   Single   -out
Ratio                         Doc     Occ    Family   Refi
------------------------     -----   -----   ------   -----
0.01 - 5.00                   0.00   100.00  100.00   39.26
5.01 - 10.00                  0.00   75.56    44.14   55.86
10.01 - 15.00                 0.00   100.00   19.87   80.13
15.01 - 20.00                22.00   100.00   70.81   56.74
20.01 - 25.00                19.18   97.28    85.87   41.42
25.01 - 30.00                15.80   98.64    73.22   42.92
30.01 - 35.00                21.79   98.00    77.78   41.19
35.01 - 40.00                26.61   99.17    72.59   31.67
40.01 - 45.00                24.86   99.41    74.47   32.34
45.01 - 50.00                31.04   97.65    70.31   31.72
50.01 - 55.00                39.84   74.83    34.40   66.23
Total:                       25.84   98.42    73.19   34.54
Minimum: 1.38
Maximum: 54.88
Weighted Average: 39.85



9. Property Types

                                                                                            Weighted
                                                                       % by                  Average            Weighted    Wtd
                                          Current        Average      Current    Weighted    Stated             Average     Avg
Property                   Number of     Principal       Current     Principal   Average    Remaining   FICO    Original   Back
Types                        Loans        Balance        Balance      Balance     Coupon      Term      Score     LTV      Ratio
------------------------   ---------   --------------   ----------   ---------   --------   ---------   -----   --------   -----
Single Family Residence        1,086   293,230,990.28   270,010.12       73.19      6.076         353     670      82.22   39.65
Planned Unit Development         186    48,495,503.75   260,728.51       12.10      6.048         350     670      81.20   39.33
Condo                            135    32,141,222.96   238,083.13        8.02      6.039         350     678      82.28   41.26
2-4 Family                        88    26,800,588.97   304,552.15        6.69      6.312         354     680      81.73   41.38
Total:                         1,495   400,668,305.96   268,005.56      100.00      6.086         352     671      82.07   39.85


                                                     Pct
                            Pct     Pct     Pct     Cash
Property                   Full    Owner   Single   -out
Types                       Doc     Occ    Family   Refi
-----------------------    -----   -----   ------   -----
Single Family Residence    24.42   98.75   100.00   35.33
Planned Unit Development   29.43   99.28     0.00   28.01
Condo                      32.45   98.84     0.00   31.17
2-4 Family                 26.99   92.74     0.00   41.85
Total:                     25.84   98.42    73.19   34.54



10. Simultaneous Seconds

                                                                                            Weighted
                                                                       % by                  Average            Weighted    Wtd
                                          Current        Average      Current    Weighted    Stated             Average     Avg
Simultaneous               Number of     Principal       Current     Principal   Average    Remaining   FICO    Original   Back
Seconds                      Loans        Balance        Balance      Balance     Coupon      Term      Score     LTV      Ratio
------------------------   ---------   --------------   ----------   ---------   --------   ---------   -----   --------   -----
Simultaneous Seconds             890   223,502,344.37   251,126.23       55.78      6.006         352     680      80.12   41.05
No Sim Seconds                   605   177,165,961.59   292,836.30       44.22      6.186         353     660      84.53   38.34
Total:                         1,495   400,668,305.96   268,005.56      100.00      6.086         352     671      82.07   39.85


                                                     Pct
                            Pct     Pct     Pct     Cash
Simultaneous               Full    Owner   Single   -out
Seconds                     Doc     Occ    Family   Refi
-----------------------    -----   -----   ------   -----
Simultaneous Seconds       24.45   99.83    72.08    8.57
No Sim Seconds             27.61   96.63    74.58   67.32
Total:                     25.84   98.42    73.19   34.54

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